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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: AUGUST 23, 2002
                        (Date of earliest event reported)


                               TEAM AMERICA, INC.
             (Exact name of registrant as specified in its charter)



             OHIO                        0-12533                31-1209872
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)


                           110 EAST WILSON BRIDGE ROAD
                             WORTHINGTON, OHIO 43085
                                 (614) 848-3995
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

On August 23, 2002, Team America, Inc. issued a press release announcing that it had received a determination letter from Nasdaq notifying it that it is not in compliance with Nasdaq's continuing listing requirements. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99           Press release (filed herewith).





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   TEAM AMERICA, INC.
                                                       Registrant

                                                 /s/ S. Cash Nickerson
                                            -----------------------------------
                                                    S. Cash Nickerson
                                                    Chairman, President and CEO


Date: August 23, 2002



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                                  EXHIBIT INDEX

    Exhibit No.           Description

       99.1            Press Release, dated August 23, 2002,
                       entitled, "TEAM America, Inc. to Request Review of Nasdaq Determination"